Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:		Case No.	01-22706 rcj

DecisionLink, Inc.		CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	September 30, 2002	PETITION DATE:	December 6, 2001

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ☐ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor.  Dollars reported in ($1)

2.	Asset and Liabilities Structure	End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets	$30,482	$26,884
	b. Total Assets	310,821	348,977	$107,148
	c. Current Liabilities	549,054	564,038
	d. Total Liabilities	$9,486,081	$9,501,065	$8,937,027

3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$40,276	$92,446	$723,730
	b. Total Disbursements	36,678	75,393	725,167
	c. Excess (Deficiency of Receipts Over Disbursements (a - b)	3,598	17,053	(1,437)
	d. Cash Balance Beginning of Month	$(1,785)	$(18,838)	3,250
	e. Cash Balance End of Month (c + d)	$1,813	$(1,785)	$1,813

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss from the Statement of Operations)	$(22,576)	$(19,802)	$(364,885)
5.	Account Receivables (Pre and Post Petition)	0	0
6.	Post-Petition Liabilities	549,054	564,038
7.	Past Due Post-Petition Account Payables (over 30 days)	$5,904	$3,399

At the end of this reporting month:			Yes	No

8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

			☐	☒

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		☒	☐

10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached)		☒	☐

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		☐	☒

12.	Is the estate insured for replacement cost of assets and for general liability?		☐	☒

13.	Are a plan and disclosure statement on file?		☒	☐

14.	Was there any post-petition borrowing during this reporting period? (additional information attached)		☐	☒

15.	Check if paid: Post-petition taxes ☒; U.S. Trustee Quarterly Fees ☒; Check if filing is current for: Post-petition tax reporting and tax returns: ☒
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	November 4, 2002	R. Kenyon Culver, CFO
		Responsible Individual

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended September  30, 2002

Current Month					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
$0	$0	$0	1	Gross Sales	$0	$0
0	0	0	2	less: Sales Returns & Allowances	0	0
0	0	0	3	Net Sales	0	0
0	0	0	4	less: Cost of Goods Sold (Schedule ‘B’)	0	0
0	0	0	5	Gross Profit	0	0
0	0	0	6	Interest	0	0
0	0	0	7	Other Income:	0	0
			8
			9
0	0	0	10	Total Revenues	0	0

				Expenses:
0	0	0	11	Compensation to Owner(s)/Officer(s)	0	0
0	0	0	12	Salaries	0	0
0	0	0	13	Commissions	0	0
0	0	0	14	Contract Labor	10,405	0
			15	Rent/Lease:
2,500	1,875	(625)	16	Real Property	20,000	1,875
0	2,569	2,569	17	Insurance	24,333	2,569
0	0	0	18	Management Fees	0	0
0	0	0	19	Depreciation	0	0
				Taxes:
0	0	0	20	Employee Payroll Taxes	0	0
0	0	0	1	Real Property Taxes	2,847	0
0	0	0	2	Other Taxes	204	0
0	0	0	3	Other Selling	3,000	0
5,438	4,675	(763)	4	Other Administrative	49,421	4,675
4,842	0	(4,842)	5	Interest	23,584	0
0	0	0	6	Other Expenses:	0	0
1,754	0	(1,754)	7	Patent Amortization	19,531	0
			8
			9
			10
			11
			12
			13
			14
14,534	9,119	(5,415)	15	Total Expenses	153,325	9,119
(14,534)	(9,119)	(5,415)	16	Subtotal	(153,325)	(9,119)

				Reorganization Items:
(8,042)	(4,000)	(4,042)	17	Professional Fees (additional information attached)	(206,060)	(4,000)
0	0	0	18	Provisions for Rejected Executory Contracts	0	0
0	0	0	19	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	0
0	0	0	20	Gain or (Loss) from Sale of Equipment	0	0
0	0	0	21	U.S. Trustee Quarterly Fees	(5,500)	0
			22
(8,042)	(4,000)	(4,042)	23	Total Reorganization Items	(211,560)	(4,000)
(22,576)	(13,119)	(9,457)	24	Net Profit (Loss) Before Federal & State Taxes	(364,885)	(13,119)
0	0	0	25	Federal & State Income Taxes	0	0
$(22,576)	$(13,119)	$(9,457)	26	Net Profit (Loss)	$(364,885)	$(13,119)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)

For the Month Ended September 30, 2002

Assets
			From Schedules	Market Value
	Current Assets
1	Cash and cash equivalents — unrestricted			$1,813
2	Cash and cash equivalents — restricted			0
3	Accounts receivable (net)		A	0
4	Inventory		B	0
5	Prepaid expenses			2,885
6	Professional retainers			12,878
7	Other:	Deposits		12,906
8				0

9	Total Current Assets			30,482

	Property and Equipment (Market Value)
10	Real property		C	0
11	Machinery and equipment		D	0
12	Furniture and fixtures		D	0
13	Office equipment		D	0
14	Leasehold improvements		D	0
15	Vehicles		D	0
16	Other:		D
17			D
18			D
19			D
20			D
			D
21	Total Property and Equipment			0

	Other Assets
22	Investment in IDL Corp.			10
23	Loans to affiliates ($930,990 book value to Intrex Data Communications Corp) (C)			0
24	Patents, net book value (A)			20,673
25	Investment in wholly-owned subsidiaries ($23,391,969 book value) (B)			0
26	Due from subsidiaries: FCI — $14,006,118; other subsidiaries — $3,066,083 (C)			0
27	Due from affiliated companies			259,656

28	Total Other Assets			280,339

29	Total Assets			$310,821

NOTE:
	Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
	(A) Market value, if any, undetermined at submission date of Monthly Operating Report.

(B) Market value unknown at submission date. Status as follows: (i) FCI Environmental, Inc. filed a Ch. 11 Bankruptcy petition in the District of Nevada on December 20, 2001, and continues in operation, and (ii) Intrex Data Communication Corp, a British Columbia subsidiary, is insolvent without operations.

	(C) Market value estimated by management to be zero as underlying wholly-owned subsidiaries are insolvent.

Liabilities and Equity
(General Business Case)

	Liabilities
			From Schedules
		Post-Petition

		Current Liabilities
30		Salaries and wages		$0
31		Payroll taxes		0
32		Real and personal property taxes		0
33		Income taxes		0
34		Sales taxes		0
35		Notes payable (short term)		415,000
36		Accounts payable (trade)	A	11,338
37		Real property lease arrearage		10,208
38		Personal property lease arrearage		344
39		Accrued professional fees		87,127
40		Current portion of long-term post-petition debt (due within 12 months)		0
41	Other:	Accrued interest DIP loan		25,037
42
43

44		Total Current Liabilities		549,054

45		Long-Term Post-Petition Debt, Net of Current Portion		0

46		Total Post-Petition Liabilities		549,054

		Pre-Petition Liabilities (allowed amount)
47		Secured claims	F	0
48		Priority unsecured claims	F	669,675
49		General unsecured claims	F	8,267,352

50		Total Pre-Petition Liabilities		8,937,027

51		Total Liabilities		9,486,081

	Equity (Deficit)
52		Equity (Deficit) at time of filing		(36,658,542)
53		Capital Stock		15,695
54		Additional paid-in capital		55,363,204
55		Cumulative profit/(loss) since filing of case		(364,885)
56		Post-petition contributions/(distributions) or (draws)		0
57	Preferred stock (details attached)			13,898,300
58		Market value adjustment		(41,429,031)

59		Total Equity (Deficit)		(9,175,259)

60	Total Liabilities and Equity (Deficit)			$310,822

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A
Accounts Receivable (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 - 30 Days	$0	$5,433
31-60 Days	0	4,355
61-90 Days	0	453	$5,904
91+ Days	0	1,096
Total accounts receivable/payable	0	$11,338
Allowance for doubtful accounts	0
Accounts receivable (net)	$0

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods
	Inventory(ies) Balance at End of Month	Inventory Beginning of Month	$0

		Add —
Retail/Restaurants —		Net purchase	0
Product for resale	$0	Direct labor	0
		Manufacturing overhead	0
Distribution —		Freight in	0
Products for resale	0	Other:
			0
Manufacturer —			0
Raw Materials	0
Work-in-progress	0	Less —
Finished goods	0	Inventory End of Month	0
		Shrinkage	0
Other — Explain	0	Personal Use	0

		Cost of Goods Sold	0
TOTAL	0

Method of Inventory Control			Inventory Valuation Methods
Do you have a functioning perpetual inventory system? N/A			Indicate by a checkmark method of inventory used.
Yes	No

How often do you take a complete physical inventory? N/A			Valuation methods — N/A
FIFO cost
Weekly			LIFO cost
Monthly			Lower of cost or market
Quarterly			Retail method
Semi-annually			Other —
Annually			Explain
Date of last physical inventory was		N/A

Date of next physical inventory is		N/A

Schedule C
Real Property

Description	Cost	Market Value
None	$0	$0

Total	0	0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment —
None	0	0

Total	0	0

Furniture & Fixtures —
	0	0

Total	0	0

Office Equipment —
	0	0

Total

Leasehold Improvements —
None	0	0

Total	0	0

Vehicles —
None	0	0

Total	0	0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding	$0	$0	$0	$0	$0
FICA — Employee					0
FICA — Employer					0
Unemployment (FUTA)					0
Income					0
Other (Attach List)					0
Total Federal Taxes	0	0	0	0	0

State and Local
Income Tax Withholding	0	0	0	0	0
Unemployment (UT)					0
Disability Insurance (DI)					0
Empl. Training Tax (ETT)					0
Sales					0
Excise					0
Real property					0
Personal property					0
Income					0
Other (Attach List)					0
Total State & Local Taxes	0	0	0	0	0

Total Taxes	0	0	0	0	0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification —	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$0	$0
Priority claims other than taxes	3,196,833	666,480
Priority tax claims	3,195	3,195
General unsecured claims	$8,267,352	$8,267,352

(a)	List total amount of claims even it under secured.

(b)

Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases.

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Bank of America
Account Type	Checking
Account No.	3755508414
Account Purpose	General disbursement
Balance, End of Month	$1,813
Total Funds on Hand for all Accounts	$1,813

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended September 30, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	0	0
3	Interest Received	0	0
4	Borrowings	0	415,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Cash received from sales of FCI Environmental OxySense product	276	176,027
8	Customer deposits	0	4,063
9	Asset disposition	0	1,400
10	Transfers from FCI Environmental, Inc., an affiliated Company	3,000	83,540
11	Transfers from IDL Corp., an affiliated company	37,000	43,700
12	Total Cash Receipts	40,276	723,730

	Cash Disbursements
13	Payments for Inventory	0	18,056
14	Selling	0	12,109
15	Administrative	4,137	96,943
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	1,291	8,727
20	Real Property	2,500	86,353
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	0	0
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	0	15,145
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	0	0
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	0	0
29	Employer Payroll Taxes	0	0
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	0	938
33	Transfers to IDL Corp., an affiliated company	0	9,664
34	Transfers to FCI Environmental, Inc., an affiliated company	0	377,232
35	Counsel from DecisionLink, Inc. creditor’s committee	0	20,000
35A	Counsel for bankruptcy estate	25,000	25,000
36	DIP lender legal fees	0	50,000
37	U.S. Bankruptcy Trustee	3,750	5,000
38	Total Cash Disbursements:	36,678	725,167
39	Net Increase (Decrease) in Cash	3,598	(1,437)
40	Cash Balance, Beginning of Period	(1,785)	3,250
41	Cash Balance, End of Period	$1,813	$1,813

MONTHLY OPERATING REPORT

DecisionLink, Inc.  Case No. 01-22706 rjc

September 30, 2002

Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of DecisionLink, Inc. (“DLNK”) on a stand-alone basis. This financial information does not include the accounts of DLNK’s subsidiaries.

No. 9. & No. 10.  Payments made to professionals:

On September 30, 2002, DLNK made a partial payment of $25,000.00 to Gordon & Silver, LTD, under a court order approving  the first interim fee application seeking compensation for legal services rendered and reimbursement of expenses, approved by the bankruptcy court on or about June 3, 2002.

No. 12. Estate insurance:

Effective September 1, 2002, DLNK’s property and general liability insurance policies expired without replacement.

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. On March 27, 2002, the bankruptcy court entered an emergency order authorizing supplemental post petition financing. $415,000 has been received by the end of this reporting period.

Statement of Operations:

The Statement of Operation budget does not include revenues from IDL Corp., an affiliated company that is integral to the debtor’s joint plan of reorganization.

Revenues — DLNK is a non-operating parent company thereby generating no revenues.

Expenses — Certain of DLNK’s obligations are undertaken for the benefit of its operating subsidiaries; as such, the related expense is charged to its subsidiaries. For example, DLNK is the obligor for the Las Vegas facility housing two of its wholly owned operating subsidiaries. As a result, the post-petition accounts payable for this lease is charged to DLNK while the related lease expense is charged to the wholly owned operating subsidiaries.

All salaries for employees that are primarily involved in corporate activities are, and historically have been, paid through a wholly owned subsidiary of DLNK. As all corporate activity related salary is allocated in support of the operating subsidiaries, no salary expense is recorded for DLNK.

Reorganization Items — Professional Fees — Comprised of expenses for bankruptcy legal counsel  ($7,556) and corporate legal counsel ($486).

1

Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including three of DLNK’s wholly owned subsidiaries. Of these subsidiaries, FCI Environmental, Inc. (“FCI”) filed a Chapter 11 bankruptcy petition on December 20, 2001 (Case No. 01-23229).

Balance Sheet:

Cash — Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	3755508414

Other Assets — DLNK historically utilized and continues to utilize a single consolidating general ledger. As such, there was no necessity to formally allocate charges via intercompany accounts as these accounts are eliminated in consolidation. As a result, in order to report DLNK for bankruptcy purposes as a stand-alone entity, certain intercompany balances were estimated. These estimates are subject to change; however, in management’s opinion based on current circumstances, there is no market value for the pre-petition amounts due to DLNK from subsidiaries.

Equity:

Common stock - At December 6, 2001, common stock consisted of 500,000,000 authorized, $0.0001 par value shares of which approximately 158,500,000 shares were issued and outstanding.

Preferred stock —

Series A; $0.001 par value; 10,000,000 authorized shares; 207,848 convertible shares issued and outstanding; $15 per share liquidation value. Accumulated undeclared dividends in arrears on the petition date total $1,714,742 if elected in cash or 97,549 additional Series A preferred shares if elected in additional shares.

Series B; $0.01 par value; 10,000,000 authorized shares; 72,000 convertible shares issued and outstanding; $10 per share liquidation value.

Special Series; $0.001 par value; 2,250,000 authorized shares; approximately 1,750,000 convertible shares issued and outstanding.

END

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